UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 17, 2023

Harbor Custom Development, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-39266	46-4827436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1201 Pacific Avenue, Suite 1200 Tacoma, WA 98402
(Address of principal executive offices and zip code)
Registrant's telephone number, including area code (253) 649-0636
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	HCDI	The Nasdaq Stock Market LLC
8.0 % Series A Cumulative Convertible Preferred Stock	HCDIP	The Nasdaq Stock Market LLC
Warrants	HCDIW	The Nasdaq Stock Market LLC
Warrants	HCDIZ	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Special Meeting of Stockholders

On February 17, 2023, Harbor Custom Development, Inc., a Washington corporation (the “Company”), held a virtual Special Meeting of Stockholders (the “Special Meeting”). There were 14,376,691 shares of the Company’s common stock issued and outstanding and entitled to vote at the Special Meeting, of which 10,594,204 shares were present in person or represented by proxy, which represented 73.7% of the Company’s shares entitled to vote at the Special Meeting and therefore a quorum was present.

At the Special Meeting, the Company’s stockholders voted for a proposal to effect a reverse split of the Company’s issued and outstanding shares of common stock at a ratio of between 1-for-3 and 1-for-25 (the “Reverse Split”), such ratio to be selected at the sole discretion of the Board without further stockholder action. 8,860,873 shares voted in favor of The Reverse Split proposal, which represented 61.6% of the Company's shares entitled to vote at the Special Meeting. The Reverse Split proposal was approved.

The voting results were as follows:

	Shares Voted	% of the Votes Cast
Votes For	8,860,873	83.64%
Votes Against	1,658,737	15.66%
Abstentions and Broker Non-Votes	74,594	0.70%

For a more complete description of the proposal voted on, including information on the required vote and quorum for the Special Meeting, please refer to the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on Schedule 14A on January 4, 2024.

A copy of the press release announcing the voting results is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company will provide an update at such time as the Board has approved the Reverse Split ratio and its effective date, if ever.

Item 9.01 - Financial Statements and Exhibit

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release of Harbor Custom Development, Inc., dated February 17, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

.

Harbor Custom Development, Inc.

Date:	February 17, 2023	By:	/s/ Jeff Habersetzer
		Name:	Jeff Habersetzer
		Title:	Chief Operating Officer, Secretary, and General Counsel